December 2015 Vectren Corporation Investor Presentation

2 Management Representatives  Susan Hardwick – Senior VP and CFO Naveed Mughal – Treasurer and VP, Investor Relations

3 Forward-Looking Statements All statements other than statements of historical fact are forward-looking statements made in good faith by the company and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such statements are based on management’s beliefs, as well as assumptions made by and information currently available to management and include such words as “believe”, “anticipate”, ”endeavor”, “estimate”, “expect”, “objective”, “projection”, “forecast”, “goal”, “likely”, and similar expressions intended to identify forward-looking statements. Vectren cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond Vectren’s ability to control or estimate precisely and actual results could differ materially from those contained in this document. Forward-looking statements speak only as of the date on which our statement is made, and we assume no duty to update them. More detailed information about these factors is set forth in Vectren’s filings with the Securities and Exchange Commission, including Vectren’s 2014 annual report on Form 10-K filed on February 17, 2015. Naveed Mughal, Treasurer and VP, Investor Relations nmughal@vectren.com 812-491-4916

4 2015 3rd Quarter and YTD Review

5 Consolidated 3rd Quarter & YTD Results In millions, except per share amounts 2015 2014 2015 2014 Utility Group 26.9$ 24.3$ 114.3$ 108.5$ Nonutility Group Infrastructure Services 9.9 23.5 19.6 27.6 Energy Services 3.1 0.1 (0.4) (4.7) Other Businesses (0.5) 0.1 (1.0) (0.4) Nonutility Group (1) 12.5 23.7 18.2 22.5 Corporate and Other (0.1) 1.4 (0.4) 0.8 Earnings (1) 39.3$ 49.4$ 132.1$ 131.8$ Earnings Per Share Utility Group 0.33$ 0.30$ 1.38$ 1.32$ Nonutility Group (1) 0.15 0.29 0.22 0.27 Corporate and Other - 0.01 - 0.01 EPS (1) 0.48$ 0.60$ 1.60$ 1.60$ Avg Shares Outstanding - Basic 82.7 82.5 82.7 82.5 (1) Excludes Coal Mining Results in 2014 - Year of Disposition Net Loss - Coal Mining (2.1)$ (21.4)$ EPS - Coal Mining (0.03)$ (0.26)$ Ended Sept 30 Ended Sept 30 3 Months 9 Months

6 2015 3rd Quarter & YTD Results Utility Earnings Remain Strong; VESCO on Track for 2015 Profitability  Utility Group • YTD utility results remain strong and ahead of plan for the year; expecting 5+% earnings growth over 2014 – Achieved 3rd quarter EPS of $0.33, an increase of $0.03 over 2014, primarily driven by gas infrastructure returns • Economic environment in Indiana & Ohio remains positive; September unemployment rates of 4.5% in both states are below the national rate of 5.1%  Vectren Energy Services (VESCO) • Results more than $4 million higher YTD than prior year; On track to return to profitability in 2015 – Backlog of $177 million at 9/30/15 continues to grow with another strong quarter of new contract signings; backlog was $175 million at 6/30/15 & $144 million at 12/31/14 ▪ On Aug. 5th signed contract with NASA’s Johnson Space Center (JSC); project includes a ~$47 million construction contract and substantial 22-year operations and maintenance agreement – Sales funnel is high – nearly $400 million of projects awarded, but not yet contracted as of 9/30/15 ▪ Expect strong contract signings in 4th quarter, incl. a ~$40 million project at a non-federal institution  Consolidated Results* • YTD results of $132.1 million compared to $131.8 in 2014; YTD EPS of $1.60 in both years – YTD, Utility EPS up $0.06 and VESCO up $0.05 reflecting steady growth, as expected – Nonutility group 3rd quarter EPS of $0.15 compared to 3rd quarter results of $0.29 in 2014 due to continued near-term VISCO headwinds ▪ As a result, lowering 2015 Consol. EPS guidance range to $2.30 to $2.40 per share * Results discussions exclude Coal Mining in 2014

7 Vectren Infrastructure Services (VISCO) Long-term Outlook Remains Strong; Expecting 2nd Half 2016 Rebound  3rd Quarter Results and Near-term Transmission Outlook (Now through 1st half 2016) • 3rd quarter earnings of $9.9 million were down $13.6 million vs. prior year; YTD earnings of $19.6 million vs. $27.6 million YTD in ‘14 – Distribution business continues to perform well and ahead of plan in 2015 – As previously cautioned, the transmission business struggled in the 3rd quarter ▪ Margins were compressed and revenues declined due to increased competition; significant transmission maintenance contract was not renewed in the 2nd quarter and, along with other customer reductions, unable to fully offset with new work won in the 3rd quarter • Looking forward, a large transmission contract was signed in 3rd quarter; work began in October – Added significantly to backlog at 9/30/15, which is estimated at $635 million vs. $575 million at 6/30/15 • In discussions on several large transmission projects totaling as much as $300 million in revenues in ‘16  Long-term Transmission Business Outlook (Mid-2016 through 2018 and beyond) • 2nd half 2015 / 1st half 2016 is a transition period for VISCO due primarily to changing transmission market dynamics and the maintenance contract not renewed in 2015 – Business model for transmission remains focused on long cycle of maintenance/integrity work – In the interim, will undertake larger transmission projects, which can create more earnings volatility • With significant new pipe projects announced and planned to start in mid-2016, we expect to grow the transmission business through a return to a focus on maintenance work in mid-2016 while our larger competitors pursue the new construction work; we will, though, continue to pursue new pipe work as needed to maintain crew productivity – Industry executives believe transmission market demand will be very high in mid-2016 to 2018 and may well stress available resources (personnel/equipment) ▪ For ex., construction is expected to begin on over 10,000 miles of pipeline projects in this period

8 Business Review and 2016 Earnings Guidance

9 Vectren Business Review Infrastructure Opportunities Continue to Lead the Way  Continued Confidence in Long-Term Targets Announced in November 2014 • Through 2020, expect both consolidated earnings growth & dividend growth of 5-7% – Dividend growth of 5-7% annually, aligned with earnings growth; target payout of 60% – Utility business remains Vectren’s core, and the key driver of consistent earnings growth ▪ Expect utility earnings growth of 4-6% based upon approved investment plans in place in IN & OH – Utility and VISCO growth driven by heavy gas infrastructure investments and efficiency projects at VESCO Annual total shareholder return* 9-11% Consolidated earnings growth 5-7% Dividend growth 5-7% Consolidated payout ratio 60% Utility earnings growth 4-6% Utility payout ratio 70% Nonutility earnings growth** 12-15% * Defined as earnings growth plus dividend yield ** VISCO EPS growth target of $0.05-0.07/year; VESCO, $0.03-0.05/year Summary of Vectren's Financial Targets

Utility Business Review

Summary

- **2016 utility EPS guidance midpoint of $2.00 per share, up from weather-normalized 2015E of approx. $1.90 per share**
- **Targeting annual utility earnings growth of 4-6%**
  - Targeting utility payout of 70%
    - Utility will continue to fund the bulk of the external dividend

Key Growth Driver

- **Infrastructure investments – expect to invest about $2.2 billion from 2016-2020, primarily related to the gas business where plans are filed and Orders are in place**

Vectren's Earnings Profile


Current
Nonutility
~20%
Utility
~80%
Utility - 2016E
Gas: ~52%
Electric: ~48%
Utility – 2020E
Gas: ~65%
Electric:
~35%

10

11 Utility Business Review Rate Base Significant Gas Rate Base Growth, with Continuing Opportunity to Earn At or Near Overall Allowed Return via Recovery Mechanisms and Cost Control Rate Base Growth Overall: 5-6% Gas(1): 9-10% Electric(2): <1% * Includes ~ $115M (on avg.) of FERC electric transmission assets Overall Utility allowed ROE of ~10.3% in 2016 (1) Gas rate base growth attributable to infrastructure investments under approved regulatory mechanisms (2) Electric rate base is being managed to approx. flat over the next five years to mitigate customer bill impacts, though evaluating requirements of federally mandated environmental regulations that will lead to higher electric cap ex in the mid- to long-term time horizon $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2014A 2015E 2016E 2017E 2018E 2019E 2020E Utility Rate Base Gas Electric * Utility Shared Assets In millions

Utility Business Review

Cap Ex

VECTREN

Utility growth driven by expected investments in gas system infrastructure

	$ in millions	Forecast					5-Yr Total
Utility Cap Ex	**2015E**	**2016**	**2017**	**2018**	**2019**	**2020**	**2016-2020**
Indiana	$ 189	$ 255	$ 225	$ 170	$ 165	$ 170	$ 985
Ohio	100	90	110	105	110	105	520
Gas Utilities	**$ 289**	**$ 345**	**$ 335**	**$ 275**	**$ 275**	**$ 275**	**$ 1,505**
Electric Utility	98	95	95	115	100	90	495
Utility Shared Assets & Other	29	40	30	40	70	50	230
Utility Consolidated	$ 416	$ 480	$ 460	$ 430	$ 445	$ 415	$ 2,230
Gas Utility Cap Ex with Recovery/Deferral Mechanisms (included in table above)							
Indiana, Gas Utilities - SB251		$ 85	$ 90	$ 80	$ 80	$ 80	$ 415
Indiana, Gas Utilities - SB560		100	95	45	40	40	320
Ohio - Distribution Replacement Rider (DRR)		45	45	60	60	55	265
Ohio - HB95		45	60	45	50	50	250
Subtotal - Gas		**$ 275**	**$ 290**	**$ 230**	**$ 230**	**$ 225**	**$ 1,250**

- **Rate base growth thru 2020 primarily due to approved/recoverable gas investments**
  - Five-year total for gas cap ex of $1.5 billion is up from $1.3 billion primarily due to a newly planned investment in utility service laterals (~$70 million) and an acceleration of our bare steel and cast iron replacement program in Ohio expected to begin in 2018
  - Five-year electric utility cap ex is modestly higher due to infrastructure improvement projects that have been identified; evaluating appropriate recovery options
  - Five-year total shared assets cap ex is up from $115 million as we evaluate needs for upgraded information systems to support operations
- Depreciation & amortization expense of ~$215-265 million per year expected through 2020
  - Gas utilities: ~$105-140 million/yr.; Electric: ~$85-95 million/yr.; Utility shared: ~$25-30 million/yr.

12

Utility Business Review

Regulatory Outlook

Utilities operate in constructive states for regulation and legislation

		Gas			Electric
		IN-South	IN-North	Ohio	IN-South
Infrastructure	Infrastructure Replacement Recovery Under SB 560	✓	✓		
Infrastructure	Recovery of Federal Mandates Under SB 251	✓	✓		✓
Infrastructure	Environmental CapEx Recovery Under SB 29				✓
Infrastructure	Infrastructure Replacement Recovery Under DRR*			✓	
Infrastructure	Non-DRR CapEx Deferral Under House Bill 95			✓	
Margin	Straight Fixed Variable Rate Design			✓	
Margin	Decoupling or Lost Margin Recovery	✓	✓		✓
Margin	Normal Temperature Adjustment	✓	✓		
Costs	Gas Cost and Fuel Cost Recovery	✓	✓	✓	✓
Costs	Unaccounted for Gas	✓	✓	✓	
Costs	Bad Debt Expense			✓	
Costs	Bad Debt Related to Gas Costs	✓	✓		
Costs	Demand Side Management/Energy Efficiency Costs	✓	✓		✓
Costs	MISO Transmission Costs				✓

*DRR: Distribution Replacement Rider

- **Long history of constructive regulatory environment in Indiana and Ohio**
  - Ohio regulatory environment continues to be very supportive of gas infrastructure investments (gas-only utility in OH)
  - Vectren's 7-year gas infrastructure investment plan has been approved by the Commission
    - Indiana Commission continuing to work through implementation of new legislation
- Evaluation of EPA and generation-related rules still underway – likely will be substantial electric cap ex in the mid- to long-term; expect investments to be recovered via existing mechanisms such as SB251 and SB29
- Vectren's Jan. 2015 order from the Indiana Commission approving our MATS/NOV project (~$75-85 million) was appealed in Mar. 2015; the MATS portion of the project was upheld (~$34 million), while the NOV portion (~$39 million) was sent back to the Commission to make findings on project necessity in Oct. 2015
  - Given their previous approval, we expect the Commission to issue an order/findings in support of the project

13

14 Utility Business Review Strategies/Goals  Execute investment & continued cost control strategies to achieve utility earnings growth target • Gas system infrastructure replacement drives consistent earnings growth, while enhancing reliability and public safety – Growth in rate base over the next five years funded with significant internal cash flow generation; expect incremental external debt financing of ~$500 million and available cash flow from nonutility businesses of ~$200 million ▪ No public equity offerings are currently planned; ~$35 million of dividend reinvestment plan proceeds • Continuing to evaluate requirements of environmental regulations which will lead to higher electric cap ex and incremental financing • Earn allowed return overall (~10.3%) – Earn current returns on large percentage of new infrastructure investments as provided in IN & OH legislation/regulation – Full gas and partial electric utility lost margin recovery mechanisms in place in all territories – Aggressively manage costs through performance management & strategic sourcing – No base rate cases planned except as required via infrastructure mechanisms in each state ▪ In Ohio, next case likely filed in late 2017 or early 2018 when current five-year extension of the distribution replacement rider mechanism ends ▪ In Indiana, next case likely filed by end of 2019 – approx. seven years from date of infrastructure mechanism filing

15 Utility Business Review Achieving Consistent Earnings Growth Utility Earnings Growth Goal of 4-6% is Core to Vectren and Key to Achieving Overall Goal of Consistent Earnings Growth of 5 -7% $1.50 $1.68 $1.72 $1.80 $1.90* $2.00 $1.30 $1.40 $1.50 $1.60 $1.70 $1.80 $1.90 $2.00 $2.10 2011 2012 2013 2014 2015E 2016E Utility Earnings Per Share Midpoint 2011-2015E CAGR: 6.1% 2013-2016E CAGR: 5.2% Goal: 4-6% Utility Earnings Growth * Weather-normalized; $0.03 of favorable weather YTD 9/30/15

16 Nonutility Business Review Summary  2016 EPS Guidance midpoint of $0.55 per share, up from 2015E of $0.45 per share • Expect Infrastructure Services to contribute EPS of approx. $0.50 per share in 2016 (guidance midpoint) and growing in the range of $0.05 to $0.07 per share thereafter • Expect Energy Services to contribute EPS of approx. $0.05 per share in 2016 (guidance midpoint) and growing in the range of $0.03 to $0.05 per share thereafter Growth Strategy  With commodity business divestitures and key acquisitions completed from 2011-2014, organic growth expected to be the principal driver of overall annual earnings growth • VISCO – Utility pipeline replacement and modernization work remains our focus in the distribution business – Maintenance/Integrity work remains our focus in the transmission business – Organic growth strategy to focus on adding high quality, highly skilled field personnel to serve existing & new customers exceptionally well, in addition to investments in equipment ▪ Roughly $60-75 million per year of cap ex expected – Growth could include smaller tuck-in acquisitions; key is people/geography • VESCO – With acquisition of Chevron Energy Solutions’ federal sector energy services unit in 2014, VESCO’s tool kit is complete to grow organically and to compete in all market segments (federal, public sector, and sustainable infrastructure)

17 $421 $664 $784* $779 $875 $1,000 5% 10% 15% 20% 25% 30% 35% $- $200 $400 $600 $800 $1,000 $1,200 2011 2012 2013 2014 2015E 2016E Gros s Margi n % Gros s R e v e nu e – ( mi lli o ns ) Strong Revenue Growth Nonutility Business Review Infrastructure Services (VISCO) Keys to Success – Customer Relationships, Safety and Managing Growth Key Growth Drivers  Capitalize on demand from the very long construction cycle in the gas distribution, gas and oil transmission, and water/wastewater markets • Demand for maintenance and replacement work remains strong as utilities continue to announce sizeable pipeline replacement programs • Still high demand for gas & oil transmission pipeline integrity work, and new shale-related pipeline work • New rules from the federal regulator (PHMSA) in 2015/2016 will drive even higher spending levels  Organic growth coupled with smaller tuck-in acquisitions  These growth drivers are expected to result in continued significant top-line revenue growth • Transmission margin compression in 2015 & 2016, but some recovery expected beginning in mid-2016 * Included large, 80-mile pipeline project in Bakken in 1st half of 2013

18 Successful Pursuit of Growth Markets is Evidenced in Growing Backlog $82 $77 $72 $144 $200 $220 $- $50 $100 $150 $200 $250 2011 2012 2013 2014 2015E 2016E Ending Backlog In millions Key Growth Drivers  Focus on continuing to win projects in the growing federal market • Federal sector is poised for significant growth due to the federal government’s strong emphasis on energy efficiency, renewable energy and energy security  Expand the public sector business as demand continues its recovery  Grow the sustainable infrastructure segment by leveraging our project expertise in this area • We are one of few energy services companies with experience developing, designing, constructing & operating large, sustainable infrastructure projects • Includes renewables and distributed generation (e.g., combined heat and power projects)  These growth drivers are expected to lead to growth in revenue again in 2016 • Backlog gives visibility into future year(s) revenue as demonstrated over the last few years Average project construction is 12-18 months (backlog turning into revenue); % of completion method used for rev. recognition Nonutility Business Review Energy Services (VESCO)

19 Vectren’s 2016 EPS Guidance 2016E EPS Guidance Consolidated $2.45 - $2.65 Utility $1.95 - $2.05 Nonutility $0.50 - $0.60 Key Drivers of 2016 Guidance  Nearly all of Vectren’s businesses are performing better than or as expected in ‘15 • Utility business continues to deliver consistent earnings growth as the multi-year gas infrastructure replacement and modernization programs enhance system safety and reliability – Constructive regulatory environment in both states continues to allow for the opportunity to earn at or near allowed returns • VESCO is poised to return to profitability in 2015, as expected, and its leading indicator (backlog) points to continued improvement in 2016 – Energy efficiency (179D) tax deductions not yet assumed in 2015E or 2016E, though we believe passage of a tax extender package is likely before year-end • VISCO’s distribution business is on track to achieve significant revenue and earnings growth • VISCO’s overall backlog is strong in both transmission and distribution – While there is near-term pressure for transmission, industry sentiment is very high around increasing demand in mid-2016 to 2018

20 Dividend and Earnings Growth

21 Higher Dividend Growth Continues 5-7% Target for Growth; 56 Consecutive Years of Increases Growing EPS and Declining Payout Ratio Position Vectren to Significantly Increase the Dividend and Growth Rate Target * Excluding ProLiance in 2013 - year of disposition ** Excluding Coal Mining in 2014 - year of disposition *** 2016E dividend represents annualized Dec. 1, 2015 dividend  Annualized dividend increase of $0.08 per share (5.3%) on Dec. 1, 2015 continues trend of higher increases announced in Nov. 2014  Expect dividend growth at 5-7% • Aligned with earnings growth target • Consolidated payout target of 60% and utility payout target of 70%  Sustainable, excellent record of 56 consecutive years of increasing dividends paid $1.73 $1.94 $2.12 $2.28 $2.35 $2.55 $1.39 $1.41 $1.43 $1.46 $1.54 $1.60 80% 72% 67% 64% 66% 63% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 $3.00 $3.25 $3.50 2011 2012 2013 * 2014 ** 2015E 2016E *** P a yo u t Rat io P er S h a re EPS Dividend Payout EPS Midpoint Goal: 5-7% Dividend Growth

22  Vectren positioned for continued consistent earnings growth • Utility remains our core and gas utility investment backed by approved plans is the growth engine – both serve as keys to achieving our targeted 5-7% earnings and dividend growth – Infrastructure investments will drive earnings growth for both utility and nonutility – Gas utility earnings to become majority of our utility earnings in 2016; higher multiple opportunity • Strong credit ratings of A- / A2 at S&P / Moody’s  Annual total shareholder return (TSR) target of 9-11% • Annual dividend growth aligned with consolidated earnings growth and 60% payout target – 56-year history of growing the dividend  Premier utility franchise with demonstrated ability to earn allowed returns • Earnings growth of 4-6% to be driven by timely-recovered significant gas infrastructure investments • Operations in Indiana (gas/electric) & Ohio (gas) – constructive states for utility legislation/regulation  Nonutility businesses: high quality mix, infrastructure & energy efficiency driven $1.73 $1.94 $2.12 $2.28 $2.35 $2.55 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 2011 2012 2013 * 2014 ** 2015E 2016E Vectren Earnings Per Share Midpoint * Excluding ProLiance in 2013 - year of disposition ** Excluding Coal Mining in 2014 - year of disposition Goal: 5-7% Earnings Growth Premium Valuation Considerations Strong 5-7% Target for Earnings & Dividend Growth 2011-2015E CAGR: 8.0% 2013-2016E CAGR: 6.3%

Appendix

24 Utility Guidance & Outlook Outlook  Expecting long-term gas customer growth of 0.5-1.0%  Expecting long-term electric customer growth of 0.5%  Continued effort to control O&M, targeting $290-300 million through 2020 annually for non pass-thru O&M • 2016E of $290 million represents <1% CAGR from original 2012 target of ~$280 million • Some annual variability, including planned electric generation maintenance and performance-based compensation 2016E 2015E 2014 $ in millions Midpoint Midpoint Reported Net Income 166$ 157$ 148$ Margin 934$ 909$ 899$ O & M - Non-Pass thru 290 285 293 O & M - Pass thru 60 62 62 Depreciation 218 210 203 Other Taxes 61 59 60 Interest 72 66 67 Other Income 26 19 17 Income Taxes 93 89 83 Appendix

25 Utility Background on Planned Gas Infrastructure Investments  Background • The Pipeline Safety Acts (PSA) of 2002 and 2006 established Transmission Integrity Management Program (TIMP) requirements and Distribution Integrity Management Program (DIMP) requirements – Includes assessment of transmission lines within high consequence areas, for example • Vectren’s current gas infrastructure investment plans are designed to address requirements specified under the PSA’s of 2002 and 2006, which will also allow us to meet the known and expected requirements for these assets under the most recent PSA of 2011  Vectren’s Gas Infrastructure Modernization Plans • Transmission Pipeline Infrastructure Programs - investments to include hydrostatic testing, in-line inspection modifications (‘smart pigging’), installation of remotely-controlled valves, etc. • Distribution Pipeline Infrastructure Programs - projects include inside meter move outs, obsolete equipment replacements, vintage and odd pipe replacements, etc. • Expect continued TIMP- and DIMP-related investments to be ongoing and thus continue beyond 2020, with annual cap ex likely at the same level or higher  Vectren’s Bare Steel/Cast Iron Acceleration Plans • Program now expected to replace ~140 miles annually – approximate eight years remaining on the accelerated 10-year replacement plan (2014-2023)  Future • The federal regulator, PHMSA, has not yet finalized all additional requirements specified in the PSA of 2011; Vectren’s infrastructure investment plans will be updated once those requirements are known Appendix

26 Infrastructure Services Metrics 2016E 2015E $ in millions Midpoint Midpoint 2015 2014 2015 2014 Gross Revenue 1,000$ 875$ 234.1$ 245.6$ 642.5$ 546.6$ Gross Margin % 14% 14% 15% 22% 14% 17% EBITDA (1) 135$ 118$ 32.5$ 51.1$ 78.5$ 81.0$ Depreciation & Amortization 50$ 44$ 11.9$ 9.2$ 32.8$ 26.6$ Earnings From Operations (1) 85$ 72$ 22.0$ 42.3$ 47.7$ 54.6$ Interest (2) 13$ 15$ 3.9$ 2.5$ 11.4$ 6.5$ Net Income (1) 43$ 34$ 9.9$ 23.5$ 19.6$ 27.6$ Ending Backlog 635$ 625$ Footnotes: 1) After allocations 2) Additional interest expense allocated in 2015 as a result of sale of Coal Mining in 2014 3 Months Ended Sept 30 9 Months Ended Sept 30 Appendix

27 Infrastructure Services Estimated Backlog  General Description of Types of Customer Contracts for Infrastructure Services • Infrastructure Services operates primarily under two types of contracts – blanket contracts and bid contracts. Blanket contracts are ones which a customer is not committed to specific volumes of services, but where we have been or expect to be chosen to perform work needed by a customer in a given time frame (typically awarded on a yearly basis). Bid contracts are ones which a customer will commit to a specific service to be performed for a specific price, whether in total for a project or on a per unit basis (e.g., per dig or per foot).  General Description of Backlog for Infrastructure Services • For blanket work, backlog represents an estimate of the amount of gross revenue that we expect to realize from work to be performed in the next 12 months on existing contracts or contracts we reasonably expect to be renewed or awarded based upon recent history or discussions with customers. • For bid work, backlog represents the value remaining on contracts awarded or that we reasonably expect to be awarded, but are not yet completed. • While there is a reasonable basis to estimate backlog, there can be no assurance as to our customers’ eventual demand for our services each year or, therefore, the accuracy of our estimate of backlog.  Backlog for Infrastructure Services estimated as follows: • For blanket work, estimated backlog as of 9/30/2015 is $450 million. The estimate of the amount of gross revenue that we expect to realize from work to be performed in the next 12 months is multiplied by 80% to factor in such unknowns as weather and potential budgetary restrictions of customers. • For bid work, estimated backlog as of 9/30/2015 is $185 million. • Total estimated backlog as of 9/30/2015: $635 million compared to $575 million at 6/30/2015 Appendix

28 Energy Services Metrics 2016E 2015E $ in millions Midpoint Midpoint 2015 2014 2015 2014 Revenue 265$ 200$ 67.2$ 42.3$ 134.0$ 92.5$ Gross Margin as % of Revenue 21% 21% 23% 25% 22% 24% EBITDA (1) 11$ 5$ 5.9$ 1.7$ 1.7$ (3.4)$ Interest 1.7$ 1.2$ 0.3$ 0.3$ 0.9$ 0.9$ 179D Tax Deductions (2) -$ -$ - - - - Net Income / (Loss) (1) 4$ 1$ 3.1$ 0.1$ (0.4)$ (4.7)$ Ending Backlog (3) 220$ 200$ 177$ 120$ 177$ 120$ New Contracts 250$ 240$ 63$ 47$ 150$ 132$ Footnote: 1) After allocations 2) Net income impact, net of consulting expenses 3) Represents signed contracts 3 Months Ended Sept 30 9 Months Ended Sept 30 Appendix

29 Non-GAAP Measures The following table reconciles consolidated net income, consolidated basic EPS, and Nonutility Group net income to those results excluding Coal Mining results in 2014. Note that the Coal Mining results that are excluded below include corporate allocated expenses. Please refer to the following slide for further details regarding the company’s use of Non-GAAP measures. Appendix (In millions, except EPS) GAAP Measure Exclude Coal Mining Results Non- GAAP Measure GAAP Measure Exclude Coal Mining Results Non- GAAP Measure Consolidated Net Income 47.3$ 2.1$ 49.4$ 110.4$ 21.4$ 131.8$ Basic EPS 0.57$ 0.03$ 0.60$ 1.34$ 0.26$ 1.60$ Nonutility Group Net Income 21.6$ 2.1$ 23.7$ 1.1$ 21.4$ 22.5$ Three Months Ended September 30, 2014 Nine Months Ended September 30, 2014

30 Use of Non-GAAP Performance Measures and Per Share Measures Results Excluding Coal Mining Management uses consolidated net income, consolidated earnings per share, and Nonutility Group net income (loss), excluding results from Coal Mining in 2014, to evaluate its results. Coal Mining results that are excluded from the GAAP measures are inclusive of holding company costs (corporate allocations, interest and taxes). Management believes analyzing underlying and ongoing business trends is aided by the removal of Coal Mining results in 2014 and the rationale for using such non-GAAP measures is that the Company has exited the coal mining business. Management believes this presentation provides the best representation of the overall results of the ongoing operations. A material limitation associated with the use of these measures is that the measures that exclude Coal Mining results do not include all costs recognized in accordance with GAAP. Management compensates for this limitation by prominently displaying a reconciliation of these non-GAAP performance measures to their closest GAAP performance measures. This display also provides financial statement users the option of analyzing results as management does or by analyzing GAAP results. Contribution to Vectren's basic EPS Per share earnings contributions of the Utility Group, Nonutility Group excluding Coal Mining results in 2014, and Corporate and Other are presented and are non-GAAP measures. Such per share amounts are based on the earnings contribution of each group included in the Company’s consolidated results divided by the Company’s basic average shares outstanding during the period. The earnings per share of the groups do not represent a direct legal interest in the assets and liabilities allocated to the groups, but rather represent a direct equity interest in Vectren Corporation's assets and liabilities as a whole. These non-GAAP measures are used by management to evaluate the performance of individual businesses. In addition, other items giving rise to period over period variances, such as weather, may be presented on an after tax and per share basis. These amounts are calculated at a statutory tax rate divided by the Company’s basic average shares outstanding during the period. Accordingly, management believes these measures are useful to investors in understanding each business’ contribution to consolidated earnings per share and in analyzing consolidated period to period changes and the potential for earnings per share contributions in future periods. Per share amounts of the Utility Group and the Nonutility Group are reconciled to the GAAP financial measure of basic EPS by adding the two together. If there is a difference, that difference results from corporate and other operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP. Appendix

31 Additional Information Appendix

32 Overview Appendix

33 Vectren’s Compelling Business Mix Vectren Nonutility Infrastructure Services Energy Services Vectren Utility Indiana - Vectren North (Gas) 579,000 Customers Indiana - Vectren South (Electric) 144,000 Customers Indiana - Vectren South (Gas) 111,000 Customers Vectren Ohio (Gas) 314,000 Customers ~1.1 million total utility customers Constructive regulation/ legislation in IN & OH Distribution & Transmission Pipeline Construction Performance Contracting & Sustainable Infrastructure Projects Appendix

Appendix

Vectren's Recent Milestones

VECTREN

Infrastructure Opportunities Leading the Way

- Over the last five years, Vectren has developed a utility growth strategy focused on gas system investment and narrowed its nonutility business mix
  - Driven by a goal to achieve higher earnings growth, lower risk, and a simplified structure
- Utility business remains Vectren's core, and the key driver of consistent earnings growth
- Utility and nonutility growth driven by heavy infrastructure investments; nonutility growth also driven by efficiency and sustainable infrastructure projects


Milestones
Acquire Infrastructure Services (Minnesota Ltd) March 2011
Exit Retail Gas Marketing (Vectren Source) December 2011
Exit Wholesale Gas Marketing (ProLiance) June 2013
Ohio Infrastructure 5-Year Investment Plan Approved (Gas) February 2014
Acquire Energy Services (Chevron ES - federal sector) April 2014
Indiana Infrastructure 7-Year Investment Plan Approved (Gas) August 2014
Exit Coal Mining (Vectren Fuels) August 2014

34

35 Utility Appendix

Appendix

Utility

Service Territories & Rate Base



IN
OH

- Vectren Energy Delivery of Indiana – North (gas only)
- Vectren Energy Delivery of Indiana – South (gas & electric)
- Vectren Energy Delivery of Ohio (gas only)

$2.6 Billion of Rate Base in Rates*

- **Gas Utilities' Rate Base: ~$1.2 billion***
  - ~$0.9 billion Indiana
  - ~$0.3 billion Ohio
  - ~10.2% Total Gas Allowed ROE
- **Electric Utility Rate Base: ~$1.3 billion***
  - All Indiana; excludes FERC Transmission
  - 10.4% Allowed ROE
- **FERC Electric Transmission Rate Base: ~$0.1 billion***

** From last base rate cases*

36

Appendix

Utility
Electric System Profile

Generation Portfolio - Profile

- 5 Coal-fired base units – 1,000 MW
  - 100% scrubbed for SO_2
  - 90% controlled for NOx
  - Substantial removal of mercury and particulate matter
- 6 Gas-fired peak-use turbines – 295 MW
- Renewable energy ~ 5%
  - Landfill gas generation facility - 3MW
  - Wind energy – up to 80 MW via ~20-year purchased power contracts
- Meeting reserve requirements – no new generation expected in near term

Environmental & System Hardening

- Evaluation of EPA and generation-related rules still underway; likely will be substantial electric cap ex in the mid- to long-term
  - Compliance alternatives, including the impact on customer rates, will be considered as a part of our biannual integrated resource plan process in Indiana; will be completed in 2nd half of 2016
  - Expect investments to be recovered via existing mechanisms such as SB251 and SB29
- Significant electric system hardening efforts over the past several years; recognized with the 2014 ReliabilityOne Award for Outstanding Midsize Utility
  - Electric reliability performance ranked in the top 95th percentile nationwide
- Voluntary clean energy standard in Indiana of 10% by 2025
  - Includes energy efficiency

37

38 Nonutility Appendix

39 Minnesota Limited Transmission Division • Pipeline construction and maintenance in natural gas, oil, and liquids industry • President – Chris Leines 25 years industry experience • Seasoned management team • 2015 peak employment – 1,050 • Geographic focus: Midwest, Northeast and Northern US • Primary construction services – mainline and gathering pipeline; compressor stations; pump stations; terminal work; tank farms; pipeline maintenance; hydrostatic testing Miller Pipeline Distribution Division • Pipeline construction and maintenance in natural gas distribution industry • President – Kevin Miller, 30 years industry experience • Seasoned management team • 2015 peak employment – 2,650 • Geographic focus: Eastern half of the US • Primary construction services – new mains and services; replacement mains and services; external and internal joint repair; vacuum excavation and horizontal directional drilling Miller Pipeline Water/Wastewater Div. • Pipeline construction and repair in water and wastewater pipeline markets • President – Chris Schuler, 25 years industry experience • Seasoned management team • 2015 peak employment – 95 • Geographic focus: Midwest and Southern US • Primary services – water pipeline construction; wastewater rehab utilizing cured in place pipe, fold in form pipe; internal joint repair and horizontal directional drilling VISCO Business Profile Appendix

40 VISCO At a Glance  Operates in ~25 states, primarily in Upper Midwest, Midwest, Mid-Atlantic and South  Approximately 3,800 employees at peak in 2015  ~$240 million of consolidated net property and equipment as of 9/30/2015 Appendix

41 VISCO Long-Term Customer Relationships Long-term customers • Long-term customer relationships are key • Relationship with top 10 distribution customers averages ~25 years • Reputation for high quality construction work and customer service • Shared culture of commitment to safety with our customers • Building on our history and reputation, added several significant new customers over the past few years Appendix

42 VISCO Competitive Landscape Changes in competitive landscape • Consolidation continues in our industry • Market preference for larger contractors • Fragmented market – many small family-owned contractors still servicing geographic territories Competitive advantage • Seasoned management team – ability to react to market changes • Team has extensive acquisition experience over last several years – seven acquisitions (1 large – Minnesota Limited - and 6 small) • Diversification of services by market • Management focus: • Innovation and technology • Project execution • Continuous improvement program • Development of talent • Brand recognition in our industry Appendix

43 VESCO Business Profile Performance Contracting • Public & Federal Sectors •Design and construction of efficiency projects where savings are used to finance the improvements • Excess savings often used to fund deferred maintenance projects • Solid reputation among customers for innovative solutions and quality work •Key Drivers • Aging infrastructure • Need to reduce operating costs • Lack of capital budgets • Escalating electricity prices • Sustainability initiatives • Strong public policy support • Efficiency is the cheapest resource Sustainable Infrastructure • Public, Private and Federal Sectors •Design and construction of larger scale capital projects •Combined heat and power (CHP) •Anaerobic digesters, landfill gas and other renewable energy projects •Compressed natural gas (CNG) transportation fuel infrastructure •Key Drivers • Prospect of increasing electric rates and stable natural gas prices • Desire for control of energy prices • Electric grid reliability concerns • Increasing environmental regulations (air, water, organic waste) • Advances in technology (microturbines, fuel cells, batteries, etc.) • Corporate and institutional sustainability initiatives Operations & Maintenance •Focus on plants and projects built by VESCO – currently nine locations •Steam, electricity, chilled water and power conditioning •Accounts for approximately 25% of VESCO’s work force •Contributes $20M - $25M of revenue annually, but some recent large projects will add to this total in coming years •Key Drivers • Customer convenience and risk reduction (focus on core business) • VESCO reduces risks associated with any savings or operations guarantees • Attractive recurring revenue stream • Fed projects often require long-term operations & maintenance agreements Appendix

44 VESCO At a Glance Primary subsidiary, Energy Systems Group, founded in 1994 Accredited by the National Association of Energy Service Companies (NAESCO) Licensed to do business in 46 states, the U.S. Virgin Islands, and Puerto Rico ~275 Employees - 150 Sales/Engr./Proj. Mgt. - 70 O&M Staff Developed $2+ billion in projects for 340+ customers Facilitated in excess of $1 billion of project financing $450+ million in multiple phase (repeat customer) projects Equipment Independent / Vendor Neutral Appendix

45 VESCO Market Sectors and Customers • Municipalities • Water and Wastewater Utilities • Solid Waste Authorities • Colleges / Universities • Hospitals / Healthcare • Commercial & Industrial • Federal • Department of Veterans Affairs • Department of Defense • Colleges / Universities • Municipal Utilities • Hospitals / Healthcare • 17 UESC partners (utility energy service contract) • One of 16 DOE qualified ESCOs (1) • One of 15 USACE* qualified ESCOs (2) • Department of Energy • Department of Defense • Department of Veterans Affairs • Department of Agriculture • General Services Administration • Utilities • Municipalities • Water and Wastewater Utilities • Electric and Gas Utilities • Solid Waste Authorities • K-12 Schools • State Agencies • Colleges / Universities • Correctional Facilities • Highway Departments • Hospitals / Healthcare Public Sector Federal Sector Sustainable Infrastructure Operations & Maintenance Performance Contracting (1) Re-compete process underway (2) Awarded in 2015 after under- going a re-compete process * US Army Corps of Engineers Appendix

46 Performance Contracting Sustainable Infrastructure (CHP, Biomass) Power System Engineering Services ©2014 Navigant Consulting, Inc. All rights reserved. VESCO Competitive Landscape Appendix